UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):
                           June 2, 2003


                     PETER KIEWIT SONS', INC.
      (Exact name of registrant as specified in its charter)


    Delaware               000-23943              91-1842817
(State or other     (Commission File Number)   (I.R.S. Employer
 jurisdiction of                             Identification No.)
 Incorporation)


    Kiewit Plaza, Omaha Nebraska               68131
(Address of principal executive offices)     (Zip Code)


                          (402)342-2052
      (Registrant's telephone number, including area code)












Item 5.          Other Events.

     As previously reported, at the July 25, 2002 meeting of the Board of Directors of Peter Kiewit Sons', Inc. (the "Corporation"), the Directors gave preliminary approval to pursue a corporate reorganization which would change the legal ownership structure of the Corporation from a corporation to a limited partnership. On June 2, 2003, the Corporation notified its shareholders that it had determined not to continue to pursue such reorganization. A copy of the Corporation's June 2, 2003 letter to its shareholders is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 7.          Financial Statements and Exhibits.

     (c)     Exhibits

     99.1    Letter to shareholders of Peter Kiewit Sons', Inc.
             dated June 2, 2003.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                         PETER KIEWIT SONS', INC.



                         By: /s/ Tobin A. Schropp
Date: June 4, 2003       Tobin A. Schropp, Senior Vice President












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